--------------------------------------------------------------------------------
INVESTMENT GRADE FIXED INCOME
--------------------------------------------------------------------------------

Alliance Bond Fund
Quality Bond
Portfolio

Semi-Annual Report
December 31, 2001

                                            Alliance Capital [LOGO](R)
                                            The Investment Professional's Choice

                           Investment Products Offered
                           ---------------------------
                            o Are Not FDIC Insured
                            o May Lose Value
                            o Are Not Bank Guaranteed
                           ---------------------------

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

Alliance Fund Distributors, Inc., the principal underwriter of the Alliance mutual funds and an affiliate of Alliance Capital Management L.P., the manager of the funds, is a member of the NASD.

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
February 22, 2002

Dear Shareholder:

This report contains the investment strategy, investment results, market activity and outlook for Alliance Bond Fund Quality Bond Portfolio (the "Portfolio") for the semi-annual reporting period ended December 31, 2001.

Investment Objective and Policies

This open-end fund seeks high current income consistent with preservation of capital by investing in investment-grade fixed income securities. The Portfolio invests in readily marketable securities that do not involve undue risk of capital.

Investment Results

The following table shows the performance of the Portfolio for the six- and 12-month periods ended December 31, 2001. For comparison, we have included the Lehman Brothers (LB) Aggregate Bond Index, a standard measure of the performance of a basket of unmanaged debt securities.

INVESTMENT RESULTS*
Periods Ended December 31, 2001

                                                    ---------------------------
                                                             Total Returns
                                                    ---------------------------
                                                      6 Months        12 Months
-------------------------------------------------------------------------------
Alliance Bond Fund Quality Bond Portfolio
  Class A                                                4.63%            7.36%
-------------------------------------------------------------------------------
  Class B                                                4.29%            6.66%
-------------------------------------------------------------------------------
  Class C                                                4.29%            6.56%
-------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index                     4.66%            8.44%
-------------------------------------------------------------------------------

* The Portfolio's investment results represent total returns for the periods shown and are based on the net asset value (NAV) of each class of shares as of December 31, 2001. All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for Advisor Class shares will vary due to different expenses associated with this class. Returns for the Portfolio include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.

      The unmanaged Lehman Brothers (LB) Aggregate Bond Index is a standard measure of the performance of a basket of unmanaged debt securities. It is composed of the LB Mortgage-Backed Securities Index, the LB Asset-Backed Securities Index and the LB Government/Credit Bond Index. An investor cannot invest directly in an index, and its results are not indicative of any particular investment, including Alliance Bond Fund Quality Bond Portfolio.

      Additional investment results appear on pages 6-9.

During the six- and 12-month periods ended December 31, 2001, the Portfolio underperformed its benchmark due to the Portfolio's security selection within the mortgage sector. Higher prepayment activity due to low interest rates and subsequent volatility dampened returns in that sector. However, several factors positively impacted the Portfolio's performance, enabling the Portfolio's Class A shares to only modestly underperform the benchmark by


--------------------------------------------------------------------------------
                                   ALLIANCE BOND FUND QUALITY BOND PORTFOLIO o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

three basis points for the six-month period under review.

As further discussed below, fixed income securities generally posted strong returns for both the six- and 12-month periods, particularly in relation to equity investments (the Standard & Poor's 500 Stock Index returned -11.89% in
2001). Within the U.S. bond market, corporate and asset-backed securities performed well, and as a result, the Portfolio's overweighted allocation to these sectors contributed positively to performance. Security selection within both sectors also contributed positively.

In addition, the position of the Portfolio's maturity structure throughout the period enhanced its overall performance. The yield curve steepened dramatically in response to the aggressive easing of monetary policy by the Federal Reserve. In anticipation of the steepening, we maintained a neutral duration structure (a strategy in which the maturity of security holdings on average is neutral to the benchmark). Late in the year, however, we shifted our duration structure to a moderate barbell in anticipation of stronger economic growth, coupled with an expected end to the Federal Reserve easing cycle.

Market Overview

Global economic growth continued to decelerate in the second half of 2001, with the U.S. in an official recession, ending a historic period of expansion. Declining business investments, weaker export performance, lower equity valuations and a drop in consumer confidence coalesced to significantly slow the economy throughout 2001. The events of September 11 further undermined the economy and delayed any prospects of recovery until 2002. In response to the economic slowdown, the U.S. Federal Reserve aggressively lowered interest rates a total of 475 basis points during 2001 from 6.50% to 1.75%--the lowest in four decades. Gross domestic product (GDP, the official measure of the U.S. economy's growth) declined from 0.8% in the first half of the year to a preliminary -0.6% in the second half. In December, however, leading indicators did present signs that the economy had reached bottom and may be set for a recovery in 2002.

The U.S. bond market was the beneficiary of a weakening economy, a poorer business climate for stocks and investors' unwillingness to assume undue risk throughout most of the reporting period. Among traditional fixed income sectors, for the six-month period, commercial mortgage-backed securities (CMBS) posted the strongest returns at 5.81%, followed by asset-backed securities at 5.17%, agency securities at 5.10%, investment-grade credit at 4.76%, Treasuries at 4.71% and, finally, mortgage-backed securities at 4.28%. Strong bond market returns, however, were dampened in November and December as prospects for an economic recovery in 2002 increased and investors unwound some of the flight to quality that occurred post-September 11.


--------------------------------------------------------------------------------
2 o ALLIANCE BOND FUND QUALITY BOND PORTFOLIO

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

Investment Strategy and Outlook

Highly stimulative monetary and fiscal policies, signs of a trough in economic activity, a steep yield curve and attractive valuations caused us to maintain an overweighted position in the Portfolio's credit sensitive securities at the expense of government debt. The Portfolio's mortgage exposure was reduced during the period as expectations of increased prepayment activity mounted and high levels of volatility were experienced.

Within the Treasury sector, we reduced exposure to long maturity, high coupon securities, as expectations of further fiscal stimulus grew and budget surplus projections declined. Our agency allocation remained focused on the intermediate area of the yield curve. The Portfolio remained overweighted in 15-year mortgage pass-throughs.

Within the corporate arena, attractive valuations in the new issue market caused us to increase the Portfolio's cyclical, utility and telecommunications exposure. Our corporate holdings remained focused on the telecommunications and bank sectors. Finally, within the emerging market arena, we maintained our exposure to Mexico in anticipation of an upgrade to investment grade by Standard and Poor's rating system, and sold Qatar after the events of September 11.

In the non-dollar sector, we added fully hedged French bonds early in the period as expectations for greater weakness in the European economies grew. In the aftermath of September 11, however, we eliminated our non-U.S. dollar positions (French and German government bonds), in anticipation of a contraction in U.S. economic activity, which would render non-U.S. government debt less attractive.

As we look forward, the duration structure of the Portfolio will continue to be barbelled. Current valuations, along with moderate economic growth and low inflation, will be positives for the credit sensitive sectors. We expect to maintain an overweighted position in corporates and asset-backed securities at the expense of governments. While mortgage valuations are attractive, high volatility and a flatter yield curve do not bode well for the sector. Our allocation to mortgages will remain modestly underweighted.

Market Outlook

In the U.S., accelerating liquidity, improving consumer confidence, a deceleration in the job-loss rate and signs of a turnaround in manufacturing activity point to a recovery in the U.S. economy in early 2002. We expect economic growth to advance throughout the year, with GDP reaching a 3.5% annualized pace by the fourth quarter. We believe


--------------------------------------------------------------------------------
                                   ALLIANCE BOND FUND QUALITY BOND PORTFOLIO o 3

----------------------
LETTER TO SHAREHOLDERS
----------------------

the Federal Reserve's monetary policy will remain largely unchanged for the first half of the year with tighter policy expected in the latter half of 2002. In this environment, interest rates will gradually trend higher, and the yield curve will flatten somewhat.

The Treasury market has a number of significant issues to deal with in 2002. Evidence is mounting that the U.S. economy is already recovering, lessening the chance of any incremental easing of monetary policy. The speed of the eventual recovery, however, is still in doubt. Given the huge amount of fiscal and monetary stimulus, chances are high that the economic rebound will be faster than expected. Finally, Treasury issuance will increase and may come earlier than anticipated. We expect the federal budget position to swing from a $127 billion surplus in fiscal year 2001 to a deficit of $85 billion in fiscal year 2002. It appears that U.S. Treasury Secretary Paul O'Neill plans to ask Congress to raise the nation's debt ceiling to $6.7 trillion, up from the current ceiling of $5.95 trillion, as the current debt limit could be reached in the first quarter of 2002.

In 2002, corporate new-issue supply should moderate as corporations rein in capital expenditures and modest economic recovery ensues. We believe that earnings will continue to be weak in 2002, especially in the first half of the year, and reported earnings will be volatile as new goodwill-related accounting standards are adopted. Rating downgrades will likely continue to exceed upgrades as rating agencies catch up to prospective fundamentals.

By industry, we currently favor the telecommunications and banking sectors. Debt restructuring is a priority for the telecommunications sector and, with capital spending expected to be down from the levels of 2001, credit profiles should improve. Prices in the industry remain attractive. A positively sloped yield curve and strong capitalization levels will continue to support credit quality in the banking sector. We are also currently bearish on basic industries and capital goods, as well as technology, whose performance should lag the economic upturn, and transportation, whose margins remain pressured.


--------------------------------------------------------------------------------
4 o ALLIANCE BOND FUND QUALITY BOND PORTFOLIO

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

Thank you for your interest and investment in Alliance Bond Fund Quality Bond Portfolio. We look forward to reporting to you on market activity and the Portfolio's investment results in the future.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President


/s/  Matthew Bloom

Matthew Bloom
Vice President

[PHOTO]   John D. Carifa

[PHOTO]   Matthew Bloom

Matthew Bloom, Portfolio Manager, has over 21 years of investment experience.


--------------------------------------------------------------------------------
                                   ALLIANCE BOND FUND QUALITY BOND PORTFOLIO o 5

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

ALLIANCE BOND FUND QUALITY BOND PORTFOLIO
GROWTH OF A $10,000 INVESTMENT
7/31/99* TO 12/31/01

Lehman Brothers Aggregate Bond Index: $12,225
Alliance Bond Fund Quality Bond Portfolio Class A: $11,541

[The following table was depicted as a mountain chart in the printed material.]

                          Alliance Bond Fund        Lehman Brothers
                        Quality Bond Portfolio   Aggregated Bond Index
-------------------------------------------------------------------------------
       7/31/1999*               $ 9,576                $10,000
       9/30/1999                $ 9,667                $10,111
      12/31/1999                $ 9,662                $10,099
       3/31/2000                $ 9,895                $10,321
       6/30/2000                $10,020                $10,501
       9/30/2000                $10,300                $10,818
      12/31/2000                $10,750                $11,273
       3/31/2001                $11,028                $11,615
       6/30/2001                $11,031                $11,680
       9/30/2001                $11,534                $12,219
      12/31/2001                $11,541                $12,225

This chart illustrates the total value of an assumed $10,000 investment in Alliance Bond Fund Quality Bond Portfolio Class A shares (from 7/31/99 to 12/31/01) as compared to the performance of an appropriate index. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains. Performance for Class B, Class C and Advisor Class shares will vary from the results shown above due to differences in expenses charged to these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Lehman Brothers (LB) Aggregate Bond Index is a standard measure of the performance of a basket of unmanaged debt securities. It is composed of the LB Mortgage-Backed Securities Index, the LBAsset-Backed Securities Index and the LBGovernment/Credit Bond Index.

When comparing Alliance Bond Fund Quality Bond Portfolio to the index shown above, you should note that no charges or expenses are reflected in the performance of the index. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance Bond Fund Quality Bond Portfolio.

* Closest month-end after Portfolio's Class A share inception date of 7/1/99.


--------------------------------------------------------------------------------
6 o ALLIANCE BOND FUND QUALITY BOND PORTFOLIO

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

ALLIANCE BOND FUND QUALITY BOND PORTFOLIO
HISTORY OF RETURNS
YEARLY PERIODS ENDED 12/31

   [The following table was depicted as a bar chart in the printed material.]

Alliance Bond Fund Quality Bond Portfolio--Yearly Periods Ended 12/31
--------------------------------------------------------------------------------
                           Alliance Bond Fund          Lehman Brothers
                         Quality Bond Portfolio     Aggregate Bond Index
--------------------------------------------------------------------------------
      12/31/99*                   0.67%                     0.56%
      12/31/00                   11.26%                    11.63%
      12/31/01                    7.36%                     8.44%

Past performance is no guarantee of future results. The Portfolio's investment results represent total returns for Class A shares and are based on the net asset value (NAV). All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for Class B, Class C and Advisor Class shares will vary from the results shown above due to different expenses associated with these classes. Returns for the Portfolio include the reinvestment of any distributions paid during each period.

The unmanaged Lehman Brothers (LB) Aggregate Bond Index is a standard measure of the performance of a basket of unmanaged debt securities. It is composed of the LB Mortgage-Backed Securities Index, the LB Asset-Backed Securities Index and the LB Government/Credit Bond Index. An investor cannot invest directly in an index, and its results are not indicative of any particular investment, including Alliance Bond Fund Quality Bond Portfolio.

* The Portfolio's return for the period ended 12/31/99 is from the Portfolio's inception date of 7/1/99 through 12/31/99. The benchmark's return for the period ended 12/31/99 is from 6/30/99 through 12/31/99.


--------------------------------------------------------------------------------
                                   ALLIANCE BOND FUND QUALITY BOND PORTFOLIO o 7

-----------------
PORTFOLIO SUMMARY
-----------------

                               PORTFOLIO SUMMARY
                         December 31, 2001 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $169.2

INCEPTION DATES

Class A Shares
7/1/99
Class B Shares
7/1/99
Class C Shares
7/1/99

SECURITY TYPE

 29.6% Federal National Mortgage Association
 16.0% Treasury
  6.6% Asset-Backed Securities                                  [PIE CHART]
  2.9% Government National Mortgage Association
  1.8% Sovereign Bonds

Corporate

  5.8% Banking
  5.8% Communications
  4.0% Public Utilities/Electric and Gas
  2.0% Financial
  1.5% Automotive
  1.4% Broadcasting/Media
  1.1% Energy
  1.0% Food/Beverages
  4.5% Other

 16.0% Short-Term

HOLDING TYPE

 84.0% Fixed Income                                     [PIE CHART]
 16.0% Short-Term Securities

All data as of December 31, 2001. The Portfolio's security type breakdown and holding type breakdowns are expressed as a percentage of total investments and may vary over time. "Other" represents less than 1% weightings in Petroleum Products, Industrial, Communications/Mobile, Entertainment/Leisure, Health Care, Paper/Packaging and Retail.


--------------------------------------------------------------------------------
8 o ALLIANCE BOND FUND QUALITY BOND PORTFOLIO

                                                              ------------------
                                                              INVESTMENT RESULTS
                                                              ------------------

INVESTMENT RESULTS

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001

Class A Shares
--------------------------------------------------------------------------------
                                   Without Sales Charge        With Sales Charge
               1 Year                      7.36%                     2.84%
      Since Inception*                     7.65%                     5.81%
            SEC Yield**                    4.07%

Class B Shares
--------------------------------------------------------------------------------
                                   Without Sales Charge        With Sales Charge
               1 Year                      6.66%                     3.66%
      Since Inception*                     6.87%                     6.51%
            SEC Yield**                    3.56%

Class C Shares
--------------------------------------------------------------------------------
                                   Without Sales Charge        With Sales Charge
               1 Year                      6.56%                     5.56%
      Since Inception*                     6.80%                     6.80%
            SEC Yield**                    3.55%

The Portfolio's investment results represent average annual total returns. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (3% year 1, 2% year 2, 1% year 3, 0% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year, 1% contingent deferred sales charge for accounts over $1,000,000. Total return for Advisor Class shares will vary due to different expenses associated with this class.

The Portfolio normally invests all of its assets in securities that are rated at least BBB by Standard & Poor's or, if unrated, are of comparable quality. The Portfolio also may invest in convertible debt securities, preferred stock and dividend-paying stocks, U.S. government obligations, and foreign fixed-income securities. The Portfolio may invest a portion of its assets in foreign securities, which may magnify fluctuations. Price fluctuations may also be caused by changes in interest rates or bond credit quality ratings. These changes have a greater effect on bonds with longer maturities than on those with shorter maturities.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*     Inception date: 7/1/99 for all share classes.

** SEC yields are based on SEC guidelines and are calculated on 30 days ended December 31, 2001.


--------------------------------------------------------------------------------
                                   ALLIANCE BOND FUND QUALITY BOND PORTFOLIO o 9

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

PORTFOLIO OF INVESTMENTS
December 31, 2001 (unaudited)

                                                     Principal
                                                        Amount
                                                         (000)     U.S. $ Value
--------------------------------------------------------------------------------

U.S. GOVERNMENT & AGENCY
   OBLIGATIONS-51.6%

Federal National Mortgage
   Association-31.5%
   zero coupon, 1/03/02 ......................   $      12,220    $  12,218,873
   5.00%, 1/15/07 ............................           3,175        3,191,789
   5.375%, 11/15/11 ..........................           1,740        1,690,312
   6.00%, 3/01/29-11/01/31 ...................           5,571        5,447,892
   6.50%, 2/01/16-1/25/32 ....................          23,465       23,613,843
   7.00%, 3/01/12-9/01/16 ....................           6,907        7,144,725
                                                                  -------------
                                                                     53,307,434
                                                                  -------------
Government National Mortgage
   Association-3.0%
   6.50%, 1/15/29-12/15/31 ...................           5,144        5,161,174
                                                                  -------------

U.S. TREASURY SECURITIES-17.1%
U.S. Treasury Bonds-17.0%
   5.375%, 2/15/31 ...........................           2,570        2,532,658
   8.125%, 8/15/19 ...........................           4,255        5,372,619
   8.875%, 2/15/19 ...........................           1,250        1,676,950
   12.00%, 5/15/05-8/15/13 ...................          14,550       19,158,298
                                                                  -------------
                                                                     28,740,525
                                                                  -------------
U.S. Treasury Note-0.1%
   5.00%, 8/15/11 ............................             130          129,593
                                                                  -------------
                                                                     28,870,118
                                                                  -------------
Total U.S. Government & Agency Obligations
   (cost $87,508,269) ........................                       87,338,726
                                                                  -------------

Corporate Obligations-28.9%
Automotive-1.6%
Daimler-Chrysler NA Holdings
   6.40%, 5/15/06 ............................           1,400        1,401,456
Ford Motor Co.
   7.45%, 7/16/31 ............................             260          238,878
General Motors Acceptance Corp.
   6.875%, 9/15/11 ...........................             465          456,288
   8.00%, 11/01/31 ...........................             550          561,386
                                                                  -------------
                                                                      2,658,008
                                                                  -------------
Banking-6.2%
Bank One Corp.
   7.625%, 10/15/26 ..........................             130          138,663
   7.875%, 8/01/10 ...........................           1,200        1,323,422
Barclays Bank Plc
   8.55%, 9/29/49(a) .........................           2,075        2,316,949


--------------------------------------------------------------------------------
10 o ALLIANCE BOND FUND QUALITY BOND PORTFOLIO

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                     Principal
                                                        Amount
                                                         (000)     U.S. $ Value
--------------------------------------------------------------------------------

Citicorp
   7.00%, 7/01/07 ............................   $         100    $     105,914
Citigroup, Inc.
   6.75%, 12/01/05 ...........................             700          744,874
   7.25%, 10/01/10 ...........................             760          815,805
FleetBoston Financial Corp.
   4.875%, 12/01/06 ..........................             575          559,550
J.P. Morgan Chase & Co.
   6.75%, 2/01/11 ............................           2,500        2,563,510
Royal Bank of Scotland Group Plc
   7.648%, 8/31/49 ...........................             360          364,457
Standard Chartered Bank
   8.00%, 5/30/31(a) .........................             375          387,094
Unicredito Italiano Capital Trust
   9.20%, 10/29/49(a) ........................           1,000        1,114,125
                                                                  -------------
                                                                     10,434,363
                                                                  -------------
Broadcasting/Media-1.5%
Liberty Media Corp.
   8.25%, 2/01/30 ............................              40           37,935
Time Warner, Inc.
   8.375%, 3/15/23-7/15/33 ...................           2,160        2,421,127
                                                                  -------------
                                                                      2,459,062
                                                                  -------------
Communications-6.1%
AT&T Corp.
   6.50%, 3/15/29 ............................             900          777,782
   7.30%, 11/15/11(a) ........................             850          872,590
British Telecommunications Plc
   8.875%, 12/15/30 ..........................           1,350        1,560,512
Qwest Capital Funding, Inc.
   7.90%, 8/15/10 ............................           1,000        1,018,915
Sprint Capital Corp.
   7.625%, 1/30/11 ...........................           1,340        1,409,774
Verizon Global Funding Corp.
   7.75%, 12/01/30 ...........................             550          614,026
Verizon Wireless, Inc.
   2.27%, 12/17/03(a) ........................           2,450        2,450,181
WorldCom, Inc.
   8.25%, 5/15/31 ............................           1,600        1,696,125
                                                                  -------------
                                                                     10,399,905
                                                                  -------------
Communications - Mobile-1.0%
AT&T Wireless Services Inc.
   8.75%, 3/01/31 ............................           1,500        1,704,945
                                                                  -------------

Energy-1.1%
Amerada Hess Corp.
   7.875%, 10/01/29 ..........................           1,170        1,261,832


--------------------------------------------------------------------------------
                                  ALLIANCE BOND FUND QUALITY BOND PORTFOLIO o 11

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                     Principal
                                                        Amount
                                                         (000)     U.S. $ Value
--------------------------------------------------------------------------------

Conoco Funding Co.
   5.45%, 10/15/06 ...........................   $         275    $     275,393
Conoco, Inc.
   6.95%, 4/15/29 ............................             400          407,999
                                                                  -------------
                                                                      1,945,224
                                                                  -------------
Entertainment & Leisure-0.6%
The Walt Disney Co.
   4.875%, 7/02/04 ...........................           1,085        1,091,537
                                                                  -------------

Financial-2.2%
Household Finance Corp.
   6.50%, 11/15/08 ...........................           1,320        1,319,798
Merrill Lynch & Co., Inc.
   5.35%, 6/15/04 ............................             700          716,226
Morgan Stanley Dean Witter & Co.
   6.10%, 4/15/06 ............................           1,600        1,650,370
                                                                  -------------
                                                                      3,686,394
                                                                  -------------
Food/Beverages-1.1%
Kraft Foods, Inc.
   4.625%, 11/01/06 ..........................             350          342,788
   5.625%, 11/01/11 ..........................             775          752,998
Pepsi Bottling Group, Inc.
   7.00%, 3/01/29 ............................             450          475,628
Tyson Foods, Inc.
   8.25%, 10/01/11(a) ........................             250          265,201
                                                                  -------------
                                                                      1,836,615
                                                                  -------------
Health Care-0.4%
Bristol-Myers Squibb Co.
   4.75%, 10/01/06 ...........................             650          645,423
                                                                  -------------

Industrial-0.9%
Tyco International Group S.A
   6.375%, 2/15/06 ...........................           1,500        1,533,378
                                                                  -------------

Paper/Packaging-0.1%
International Paper Co.
   6.75%, 9/01/11 ............................             180          182,335
                                                                  -------------

Petroleum Products-0.8%
Devon Financing Corporation ULC
   7.875%, 9/30/31(a) ........................           1,315        1,334,789
                                                                  -------------

Public Utilities-Electric & Gas-4.3%
Carolina Power & Light Co.
   5.95%, 3/01/09 ............................              60           58,506
Cilcorp, Inc.
   9.375%, 10/15/29 ..........................              40           39,711


--------------------------------------------------------------------------------
12 o ALLIANCE BOND FUND QUALITY BOND PORTFOLIO

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                     Principal
                                                        Amount
                                                         (000)     U.S. $ Value
--------------------------------------------------------------------------------

Consolidated Edison Co.
   6.25%, 2/01/08 ............................   $         100    $     100,623
FirstEnergy Corp.
   5.50%, 11/15/06 ...........................           3,000        2,954,841
   6.45%, 11/15/11 ...........................             625          610,882
KeySpan Corp.
   7.25%, 11/15/05 ...........................             375          398,723
Powergen US Funding LLC
   4.50%, 10/15/04 ...........................             625          618,808
Progress Energy, Inc.
   7.75%, 3/01/31 ............................             325          348,658
PSEG Energy Holdings, Inc.
   8.50%, 6/15/11 ............................             625          612,412
TXU Corp.
   6.375%, 6/15/06-1/01/08 ...................           1,520        1,523,470
                                                                  -------------
                                                                      7,266,634
                                                                  -------------
Retail-0.1%
Wal-Mart Stores, Inc.
   6.875%, 8/10/09 ...........................             225          243,515
                                                                  -------------

Savings and Loan-0.9%
Great Western Financial Trust II
   8.206%, 2/01/27 ...........................           1,000          986,723
Washington Mutual Finance Corp.
   6.875%, 5/15/11 ...........................             485          499,234
                                                                  -------------
                                                                      1,485,957
                                                                  -------------
Total Corporate Obligations
   (cost $48,537,316) ........................                       48,908,084
                                                                  -------------

ASSET BACKED SECURITIES-7.0%
Capital Auto Receivables Asset Trust
   5.00%, 12/15/06 ...........................              95           97,167
Citibank Credit Card Issuance Trust
   5.65%, 6/16/08 ............................              85           86,989
   6.875%, 11/15/09 ..........................           4,800        5,130,000
Citibank Credit Card Master Trust I
   6.323%, 8/15/06 ...........................             375          335,164
Daimlerchrysler Auto Trust
   4.63%, 12/06/06 ...........................             680          685,100
   6.66%, 1/08/05 ............................           2,000        2,081,880
Discover Card Master Trust I
   6.35%, 7/15/08 ............................             190          199,449
Fleet Credit Card Master Trust II
   5.60%, 12/15/08 ...........................           1,335        1,359,617
MBNA Credit Card Master Note Trust
   5.75%, 10/15/08 ...........................           1,785        1,829,625
                                                                  -------------

Total Asset Backed Securities
   (cost $11,719,005) ........................                       11,804,991
                                                                  -------------


--------------------------------------------------------------------------------
                                  ALLIANCE BOND FUND QUALITY BOND PORTFOLIO o 13

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                     Principal
                                                        Amount
                                                         (000)     U.S. $ Value
--------------------------------------------------------------------------------

Sovereign Debt Securities-1.9%
Quebec Province of Canada
   6.125%, 1/22/11 ...........................   $       1,250    $   1,261,434
   7.50%, 9/15/29 ............................             575          643,363
United Mexican States
   8.375%, 1/14/11 ...........................           1,225        1,274,000
                                                                  -------------
Total Sovereign Debt Securities
   (cost $3,195,665) .........................                        3,178,797
                                                                  -------------

SHORT-TERM INVESTMENT-16.9%
Time Deposit - 16.9%
State Street Euro Dollar
   1.25%, 1/02/02
   (amortized cost $28,707,000) ..............          28,707       28,707,000
                                                                  -------------

Total Investments-106.3%
   (cost $179,667,255) .......................                      179,937,598
Other assets less liabilities-(6.3%) .........                      (10,729,517)
                                                                  -------------

Net Assets-100% ..............................                    $ 169,208,081
                                                                  =============

(a) Securities exempt from Registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to certain qualified buyers. At December 31, 2001, the aggregate market value of these securities amounted to $8,740,929 or 5.2% of net assets.

      See notes to financial statements.


--------------------------------------------------------------------------------
14 o ALLIANCE BOND FUND QUALITY BOND PORTFOLIO

                                               ---------------------------------
                                               STATEMENT OF ASSETS & LIABILITIES
                                               ---------------------------------

STATEMENT OF ASSETS & LIABILITIES
December 31, 2001 (unaudited)

Assets
Investments in securities, at value (cost $179,667,255) ......    $ 179,937,598
Cash .........................................................              427
Interest receivable ..........................................        1,765,470
Receivable for capital stock sold ............................          350,110
                                                                  -------------
Total assets .................................................      182,053,605
                                                                  -------------
Liabilities
Payable for investment securities purchased ..................       12,333,842
Dividends payable ............................................          397,440
Distribution fee payable .....................................           44,038
Advisory fee payable .........................................           16,384
Accrued expenses .............................................           53,820
                                                                  -------------
Total liabilities ............................................       12,845,524
                                                                  =============
Net Assets ...................................................    $ 169,208,081
                                                                  =============
Composition of Net Assets
Capital stock, at par ........................................    $      16,338
Additional paid-in capital ...................................      169,324,008
Accumulated net investment loss ..............................         (844,954)
Net realized gain on investment and foreign
   currency transactions .....................................          442,346
Net unrealized appreciation of investments and
   foreign currency denominated assets and liabilities .......          270,343
                                                                  -------------
                                                                  $ 169,208,081
                                                                  =============
Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
   ($35,544,514 / 3,430,389 shares of
   capital stock issued and outstanding) .....................           $10.36
Sales charge--4.25% of public offering price .................              .46
                                                                         ------
Maximum offering price .......................................           $10.82
                                                                         ======
Class B Shares
Net asset value and offering price per share
   ($32,388,138 / 3,129,118 shares of
   capital stock issued and outstanding) .....................           $10.35
                                                                         ======
Class C Shares
Net asset value and offering price per share
   ($10,536,023 / 1,019,612 shares of
   capital stock issued and outstanding) .....................           $10.33
                                                                         ======
Advisor Class Shares
Net asset value, redemption and offering price per share
   ($90,739,406 / 8,759,326 shares of
   capital stock issued and outstanding) .....................           $10.36
                                                                         ======

See notes to financial statements.


--------------------------------------------------------------------------------
                                  ALLIANCE BOND FUND QUALITY BOND PORTFOLIO o 15

-----------------------
STATEMENT OF OPERATIONS
-----------------------

STATEMENT OF OPERATIONS
Six Months Ended December 31, 2001 (unaudited)

Investment Income
Interest .......................................                    $ 3,015,913
Expenses
Advisory fee ...................................     $ 316,492
Distribution fee-Class A .......................        41,072
Distribution fee-Class B .......................       116,368
Distribution fee-Class C .......................        38,228
Transfer agency ................................       126,518
Custodian ......................................        68,686
Administrative .................................        60,000
Registration ...................................        51,668
Audit and legal ................................        27,704
Printing .......................................        17,030
Directors' fees ................................         9,739
Miscellaneous ..................................         1,866
                                                     ---------
Total expenses .................................       875,371
Less: expenses waived and assumed
   by Adviser (see Note B) .....................      (288,404)
                                                     ---------
Net expenses ...................................                        586,967
                                                                    -----------
Net investment income ..........................                      2,428,946
                                                                    -----------
Realized and Unrealized Gain (Loss)
on Investment and Foreign Currency
Transactions
Net realized gain on investment
   transactions ................................                        900,880
Net realized gain on foreign currency
   transactions ................................                          4,679
Net change in unrealized
   appreciation/depreciation of:
   Investments .................................                        477,334
   Foreign currency denominated assets
     and liabilities ...........................                        (36,869)
                                                                    -----------
Net gain on investment and foreign
   currency transactions .......................                      1,346,024
                                                                    -----------
Net Increase in Net Assets
   from Operations .............................                    $ 3,774,970
                                                                    ===========

See notes to financial statements.


--------------------------------------------------------------------------------
16 o ALLIANCE BOND FUND QUALITY BOND PORTFOLIO

                                              ----------------------------------
                                              STATEMENT OF CHANGES IN NET ASSETS
                                              ----------------------------------

STATEMENT OF CHANGES
IN NET ASSETS

                                                   Six Months
                                                     Ended
                                                  December 31,
                                                      2001         Year Ended
                                                  (unaudited)     June 30, 2001
                                                 =============    =============
Increase (Decrease) in Net Assets
from Operations
Net investment income ........................   $   2,428,946    $   1,269,690
Net realized gain on investment
   and foreign currency transactions .........         905,559          224,918
Net change in unrealized
   appreciation/depreciation of
   investments and foreign currency
   denominated assets and liabilities ........         440,465         (236,772)
                                                 -------------    -------------
Net increase in net assets
   from operations ...........................       3,774,970        1,257,836
Dividends and Distributions to
Shareholders from:
Net investment income
   Class A ...................................        (757,729)        (531,657)
   Class B ...................................        (563,637)        (250,581)
   Class C ...................................        (185,415)         (93,243)
   Advisor Class .............................      (1,664,567)        (397,999)
Distributions in excess of net
   investment income
   Class A ...................................              -0-         (19,722)
   Class B ...................................              -0-          (9,288)
   Class C ...................................              -0-          (3,474)
   Advisor Class .............................              -0-         (14,782)
Net realized gain on investments
   Class A ...................................        (137,380)          (9,073)
   Class B ...................................        (126,790)          (3,748)
   Class C ...................................         (41,648)          (1,633)
   Advisor Class .............................        (330,048)          (2,479)
Capital Stock Transactions
Net increase .................................     103,476,943       59,250,816
                                                 -------------    -------------
Total increase ...............................     103,444,699       59,170,973
Net Assets
Beginning of period ..........................      65,763,382        6,592,409
                                                 -------------    -------------
End of period (including undistributed
   net investment income of
   $3,790 at June 30, 2001) ..................   $ 169,208,081    $  65,763,382
                                                 =============    =============

See notes to financial statements.


--------------------------------------------------------------------------------
                                  ALLIANCE BOND FUND QUALITY BOND PORTFOLIO o 17

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTES TO FINANCIAL STATEMENTS
December 31, 2001 (unaudited)

NOTE A

Significant Accounting Policies

Alliance Bond Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund, which is a Maryland corporation, operates as a series company currently comprised of three portfolios: the Corporate Bond Portfolio, the Quality Bond Portfolio and the U.S. Government Portfolio. Each series is considered to be a separate entity for financial reporting and tax purposes. The accompanying financial statements and notes include the operations of the Quality Bond Portfolio (the "Portfolio") only. The Portfolio offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee-based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sale price, or if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in such securities. Securities traded on the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the United States over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter are valued at the mean of the closing bid and asked prices provided by two or more dealers regularly


--------------------------------------------------------------------------------
18 o ALLIANCE BOND FUND QUALITY BOND PORTFOLIO

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

Mortgage backed and asset backed securities may be valued at prices obtained from a bond pricing service or at a price obtained from one or more of the major broker/ dealers in such securities. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted bid price on a security.

2. Taxes

It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. Offering Expenses

Offering expenses of $121,000 had been deferred and were amortized on a straight line basis through December 31, 2001.

4. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. The Portfolio accretes discounts as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

5. Income and Expenses

All income earned and expenses incurred by the Portfolio are borne on a pro rata basis by each settled class of shares, based on proportionate interest in the Portfolio represented by the net assets of such class, except that the Portfolio's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and the Advisor Class shares have no distribution fees.

6. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. During the current fiscal year there were no permanent differences.

7. Change in Accounting Principle

As required, effective July 1, 2001, the Portfolio has adopted the provisions of


--------------------------------------------------------------------------------
                                  ALLIANCE BOND FUND QUALITY BOND PORTFOLIO o 19

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. This change has no impact on the net assets of the Portfolio. Prior to July 1, 2001, the Portfolio did not amortize premiums on debt securities.

The Portfolio determined that the adoption of premium amortization policy resulted in a cumulative reduction of $43,945 in cost of investments and a corresponding $43,945 increase in net unrealized appreciation/depreciation, based on investments owned by the Portfolio on July 1, 2001.

The effect of this change for the period ended December 31, 2001, was to decrease net investment income by $494,319, increase net unrealized appreciation by $179,959 and increase net realized gains by $314,360. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect the change in accounting principle.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Portfolio pays Alliance Capital Management L.P. (the "Adviser"), an advisory fee at an annual rate of ..55 of 1% of the Portfolio's average daily net assets. The fee is accrued daily and paid monthly. The adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to .98%, 1.68%, 1.68% and .68% of the daily average net assets for Class A, Class B, Class C shares and Advisor Class, respectively. For the six months ended December 31, 2001, such reimbursement amounted to $288,404.

Pursuant to the advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the six months ended December 31, 2001, the Adviser agreed to waive its fees for such services. Such waiver amounted to $60,000.

The Portfolio compensates Alliance Global Investor Services, Inc., (AGIS), (formerly Alliance Fund Services, Inc.), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. For the six months ended December 31, 2001 such compensation amounted to $105,281.

For the six months ended December 31, 2001, the Portfolio's expenses were reduced by $727 under an expense offset arrangement with AGIS.

Alliance Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Portfolio's shares. The Distributor has advised the Portfolio that it has received front-end sales charges of $36,476 from the sales of Class A shares and $22,863 and $2,009 in contingent deferred sales charges imposed upon redemptions by share holders of Class B and Class C shares, respectively, for the six months ended December 31, 2001.


--------------------------------------------------------------------------------
20 o ALLIANCE BOND FUND QUALITY BOND PORTFOLIO

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTE C

Distribution Services Agreement

The Portfolio has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolio pays distribution and servicing fees to the Distributor at an annual rate of up to .30 of 1% of the Portfolio's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Portfolio that it has incurred expenses in excess of the distribution costs reimbursed by the Portfolio in the amount of $1,020,232 and $266,191 for Class B and Class C shares, respectively. Such costs may be recovered from the Portfolio in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $54,300,777 and $17,844,615, respectively, for the six months ended December 31, 2001. There were purchases of $213,286,695 and sales of $171,222,725 of U.S. government and government agency obligations for the six months ended December 31, 2001.

At December 31, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $1,147,671 and gross unrealized depreciation of investments was $877,328 resulting in net unrealized appreciation of $270,343.

Forward Exchange Currency Contracts

The Portfolio enters into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on foreign portfolio holdings and to hedge certain firm purchase and sale commitments denominated in foreign currencies. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio.

The Portfolio's custodian will place and maintain cash or other liquid as-


--------------------------------------------------------------------------------
                                  ALLIANCE BOND FUND QUALITY BOND PORTFOLIO o 21

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

sets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

At December 31, 2001, the Portfolio had no outstanding forward exchange currency contracts.

NOTE E

Capital Stock

There are 12,000,000,000 shares of $.001 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class shares. Each class consists of 3,000,000,000 authorized shares. Trans actions in capital stock were as follows:

                        --------------------------------    ---------------------------------
                                      Shares                              Amount
                        --------------------------------    ---------------------------------
                        Six Months Ended                     Six Months Ended
                            December 31,      Year Ended         December 31,      Year Ended
                                    2001        June 30,                 2001        June 30,
                             (unaudited)            2001          (unaudited)            2001
                        ---------------------------------------------------------------------
Class A
Shares sold                    2,057,220       2,195,562    $      22,266,756    $ 22,504,134
---------------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions                   56,672          34,902              589,749         356,326
---------------------------------------------------------------------------------------------
Shares converted
  from Class B                    80,601           8,004              134,165          82,839
---------------------------------------------------------------------------------------------
Shares redeemed                 (727,877)       (789,403)          (7,591,055)     (8,085,683)
---------------------------------------------------------------------------------------------
Net increase                   1,466,616       1,449,065    $      15,399,615    $ 14,857,616
=============================================================================================

Class B
Shares sold                    2,300,397       1,460,498    $      24,077,961    $ 15,008,648
---------------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions                   46,188          17,196              480,329         176,080
---------------------------------------------------------------------------------------------
Shares converted
  to Class A                     (80,612)         (8,015)            (134,165)        (82,839)
---------------------------------------------------------------------------------------------
Shares redeemed                 (504,179)       (204,653)          (5,984,023)     (2,092,391)
---------------------------------------------------------------------------------------------
Net increase                   1,761,794       1,265,026    $      18,440,102    $ 13,009,498
=============================================================================================


--------------------------------------------------------------------------------
22 o ALLIANCE BOND FUND QUALITY BOND PORTFOLIO

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

                        --------------------------------    ---------------------------------
                                      Shares                              Amount
                        --------------------------------    ---------------------------------
                        Six Months Ended                     Six Months Ended
                            December 31,      Year Ended         December 31,      Year Ended
                                    2001        June 30,                 2001        June 30,
                             (unaudited)            2001          (unaudited)            2001
                        ---------------------------------------------------------------------
Class C
Shares sold                      882,562         505,368         $  9,249,453    $  5,178,238
---------------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions                   15,666           7,561              162,757          77,111
---------------------------------------------------------------------------------------------
Shares redeemed                 (302,014)       (141,840)          (3,174,220)     (1,449,513)
---------------------------------------------------------------------------------------------
Net increase                     596,214         371,089         $  6,237,990    $  3,805,836
=============================================================================================

                        Six Months Ended      October 9,     Six Months Ended      October 9,
                            December 31,      2000(a) to         December 31,      2000(a) to
                                    2001        June 30,                 2001        June 30,
                             (unaudited)            2001          (unaudited)            2001
                        ---------------------------------------------------------------------
Advisor Class
Shares sold                    6,008,120       2,662,055          $62,689,358    $ 27,351,754
---------------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions                  181,058          36,160            1,884,017         371,926
---------------------------------------------------------------------------------------------
Shares redeemed                 (113,896)        (14,171)          (1,174,139)       (145,814)
---------------------------------------------------------------------------------------------
Net increase                   6,075,282       2,684,044          $63,399,236    $ 27,577,866
=============================================================================================

NOTE F

Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended December 31, 2001.

(a)   Commencement of distribution.


--------------------------------------------------------------------------------
                                  ALLIANCE BOND FUND QUALITY BOND PORTFOLIO o 23

--------------------
FINANCIAL HIGHLIGHTS
--------------------

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                      ------------------------------------------
                                                                      Class A
                                                      ------------------------------------------
                                                         Six Months                      July 1,
                                                              Ended            Year      1999(b)
                                                       December 31,           Ended           to
                                                            2001(a)        June 30,     June 30,
                                                        (unaudited)            2001         2000
                                                      ------------------------------------------
Net asset value, beginning of period ..............   $       10.22        $   9.85     $  10.00
                                                      ------------------------------------------
Income From Investment Operations
Net investment income(c)(d) .......................             .23             .55          .60
Net realized and unrealized gain (loss) on
  investment and foreign currency transactions ....             .24             .42         (.21)
                                                      ------------------------------------------
Net increase in net asset value from operations ...             .47             .97          .39
                                                      ------------------------------------------
Less: Dividends and Distributions
Dividends from net investment income ..............            (.29)           (.55)        (.54)
Distributions in excess of net investment income ..              -0-           (.04)          -0-
Distributions from net realized gain on investments            (.04)           (.01)          -0-
                                                      ------------------------------------------
Total dividends and distributions .................            (.33)           (.60)        (.54)
                                                      ------------------------------------------
Net asset value, end of period ....................   $       10.36        $  10.22     $   9.85
                                                      ==========================================
Total Return
Total investment return based on net asset value(e)            4.63%          10.09%        4.40%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) .........   $      35,545        $ 20,068     $  5,071
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements .........             .98%(f)         .98%         .98%
  Expenses, before waivers/reimbursements .........            1.48%(f)        2.85%       13.10%
  Net investment income(d) ........................            4.39%(f)        5.49%        5.96%
Portfolio turnover rate ...........................             182%            385%         215%

See footnote summary on page 27.


--------------------------------------------------------------------------------
24 o ALLIANCE BOND FUND QUALITY BOND PORTFOLIO

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                      ------------------------------------------
                                                                      Class B
                                                      ------------------------------------------
                                                         Six Months                      July 1,
                                                              Ended            Year      1999(b)
                                                       December 31,           Ended           to
                                                            2001(a)        June 30,     June 30,
                                                        (unaudited)            2001         2000
                                                      ------------------------------------------
Net asset value, beginning of period ..............   $       10.21        $   9.84     $  10.00
                                                      ------------------------------------------
Income From Investment Operations
Net investment income(c)(d) .......................             .19             .47          .50
Net realized and unrealized gain (loss) on
  investment and foreign currency transactions ....             .24             .43         (.18)
                                                      ------------------------------------------
Net increase in net asset value from operations ...             .43             .90          .32
                                                      ------------------------------------------
Less: Dividends and Distributions
Dividends from net investment income ..............            (.25)           (.47)        (.48)
Distributions in excess of net investment income ..              -0-           (.05)          -0-
Distributions from net realized gain on investments            (.04)           (.01)          -0-
                                                      ------------------------------------------
Total dividends and distributions .................            (.29)           (.53)        (.48)
                                                      ------------------------------------------
Net asset value, end of period ....................   $       10.35        $  10.21     $   9.84
                                                      ==========================================
Total Return
Total investment return based on net asset value(e)            4.29%           9.34%        3.56%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) .........   $      32,388        $ 13,960     $  1,007
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements .........            1.68%(f)        1.68%        1.68%
  Expenses, before waivers/reimbursements .........            2.19%(f)        3.36%       11.29%
  Net investment income(d) ........................            3.60%(f)        4.82%        5.32%
Portfolio turnover rate ...........................             182%            385%         215%

See footnote summary on page 27.


--------------------------------------------------------------------------------
                                  ALLIANCE BOND FUND QUALITY BOND PORTFOLIO o 25

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                      ------------------------------------------
                                                                      Class C
                                                      ------------------------------------------
                                                         Six Months                      July 1,
                                                              Ended            Year      1999(b)
                                                       December 31,           Ended           to
                                                            2001(a)        June 30,     June 30,
                                                        (unaudited)            2001         2000
                                                      ------------------------------------------
Net asset value, beginning of period ..............   $       10.19        $   9.83     $  10.00
                                                      ------------------------------------------
Income From Investment Operations
Net investment income(c)(d) .......................             .19             .48          .51
Net realized and unrealized gain (loss) on
  investment and foreign currency transactions ....             .24             .41         (.20)
                                                      ------------------------------------------
Net increase in net asset value from operations ...             .43             .89          .31
                                                      ------------------------------------------
Less: Dividends and Distributions
Dividends from net investment income ..............            (.25)           (.48)        (.48)
Distributions in excess of net investment income ..              -0-           (.04)          -0-
Distributions from net realized gain on investments            (.04)           (.01)          -0-
                                                      ------------------------------------------
Total dividends and distributions .................            (.29)           (.53)        (.48)
                                                      ------------------------------------------
Net asset value, end of period ....................   $       10.33        $  10.19     $   9.83
                                                      ==========================================
Total Return
Total investment return based on net asset value(e)            4.29%           9.25%        3.47%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) .........   $      10,536        $  4,315     $    514
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements .........            1.68%(f)        1.68%        1.68%
  Expenses, before waivers/reimbursements .........            2.18%(f)        3.42%       11.75%
  Net investment income(d) ........................            3.61%(f)        4.88%        5.35%
Portfolio turnover rate ...........................             182%            385%         215%

See footnote summary on page 27.


--------------------------------------------------------------------------------
26 o ALLIANCE BOND FUND QUALITY BOND PORTFOLIO

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                       ---------------------------------
                                                                Advisor Class
                                                       ---------------------------------
                                                          Six Months          October 9,
                                                               Ended             2000(g)
                                                        December 31,                  to
                                                             2001(a)            June 30,
                                                         (unaudited)                2001
                                                       ---------------------------------
Net asset value, beginning of period ...............   $       10.22       $        9.97
                                                       ---------------------------------
Income From Investment Operations
Net investment income(c)(d) ........................             .23                 .42
Net realized and unrealized gain on investment
  and foreign currency transactions ................             .25                 .30
                                                       ---------------------------------
Net increase in net asset value from operations ....             .48                 .72
                                                       ---------------------------------
Less: Dividends and Distributions
Dividends from net investment income ...............            (.30)               (.42)
Distributions in excess of net investment income ...              -0-               (.04)
Distributions from net realized gain on investments             (.04)               (.01)
                                                       ---------------------------------
Total dividends and distributions ..................            (.34)               (.47)
                                                       ---------------------------------
Net asset value, end of period .....................   $       10.36       $       10.22
                                                       =================================
Total Return
Total investment return based on net asset value(e)             4.81%               7.28%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) ..........   $      90,739       $      27,420
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(f) .......             .68%                .68%
  Expenses, before waivers/reimbursements(f) .......            1.19%               2.29%
  Net investment income(d)(f) ......................            4.48%               5.89%
Portfolio turnover rate ............................             182%                385%

(a) As required, effective July 1, 2001, the Portfolio has adopted the provisions of the AICPA/Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. The effect of this change for the six months ended December 31, 2001 was to decrease net investment income per share by $.04, increase net realized and unrealized gain and loss per share by $.04 for Class A, B and C, respectively, and by $.05 for the Advisor Class, and decrease the ratio of net investment income to average net assets from 5.11% to 4.39% for Class A, from 4.39% to 3.60% for Class B, from 4.40% to 3.61% for Class C and from 5.44% to 4.48% for Advisor Class on an annualized basis. Per share ratios and supplemental data for periods prior to July 1, 2001 have not been restated to reflect this change in presentation.

(b)   Commencement of operations.

(c)   Based on average shares outstanding.

(d)   Net of fees waived and expenses reimbursed by the Adviser.

(e) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(f)   Annualized.


--------------------------------------------------------------------------------
                                  ALLIANCE BOND FUND QUALITY BOND PORTFOLIO o 27

----------------------------
GLOSSARY OF INVESTMENT TERMS
----------------------------

GLOSSARY OF INVESTMENT TERMS

asset-backed securities (ABS)

Bonds or notes backed by loan paper or accounts receivable originated by banks, credit card companies or other providers of credit or by insurance coverage provided by an institution other than the issuer.

basis point (bp)

One basis point equals 0.01%.

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

commercial mortgage-backed securities (CMBS)

Similar to mortgage-backed securities in that they have securities or certificates backed by mortgages, except that investors receive payments out of the interest and principal of commercially-owned real estate, rather than residential real estate.

government bond

A bond that is issued by the U.S. government or its agencies.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

investment-grade bond

A bond that is rated BBB or higher by a credit agency.

mortgage-backed securities (MBS)

Securities or certificates backed by mortgages. Typically issued by institutions such as the Federal National Mortgage Association (FNMA), Government National Mortgage Association (GNMA) and the Federal Home Loan Mortgage Corporation (FHLMC). Investors receive payments out of the interest and principal of the underlying mortgages.

Treasuries

Negotiable U.S. government debt obligations, backed by the full faith and credit of the U.S. government. Treasuries are issued either as bills, notes or bonds depending on the maturity. Treasuries are exempt from state and local taxes.

yield

The rate of return on an asset, usually referring to dividend or interest payments, expressed as a percentage of current market price.


--------------------------------------------------------------------------------
28 o ALLIANCE BOND FUND QUALITY BOND PORTFOLIO

                                                                ----------------
                                                                ALLIANCE CAPITAL
                                                                ----------------

Alliance Capital

The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $455 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 41 of the FORTUNE 100 companies and public retirement funds in 43 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 640 investment professionals in 36 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 12/31/01.


--------------------------------------------------------------------------------
                                  ALLIANCE BOND FUND QUALITY BOND PORTFOLIO o 29

--------------------------------
ALLIANCE CAPITAL AT YOUR SERVICE
--------------------------------

ALLIANCE CAPITAL AT YOUR SERVICE

At Alliance Capital, shareholder satisfaction is among our top priorities. That is why we provide our shareholders with a wide variety of products and time-saving services.

o     Automatic Reinvestment

      You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o     Automatic Investment Program

      Build your investment account by having money automatically transferred from your bank account on a regular basis.

o     Dividend Direction Plans

      You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge--a good way to diversify your assets.

o     Auto Exchange

      You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o     Systematic Withdrawals

      Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o     E-Statements and Electronic Delivery

      Sign up to view your quarterly mutual fund, retirement or College Bound fund(SM) account statements online, rather than wait to receive paper copies in the mail. You may also sign up for electronic delivery of your legal documents so you can receive your semi-annual and annual shareholder reports, prospectuses and prospectus supplements online. It's easy, convenient and saves you time and storage space. Sign up today at www.alliancecapital.com. Simply go to Individual Investor, U.S., Account Access.

o     A Choice of Purchase Plans

      Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o     Telephone Transaction

      Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 8:00 p.m. Eastern Standard Time.

o     Alliance Answer: 24-Hour Information

      For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o     The Alliance Advance

      A quarterly newsletter discussing investment strategies, economic news and other mutual fund matters.

o Our Website at www.alliancecapital.com gives you a broad perspective of Alliance Capital. You can reach Alliance mutual fund and account information more directly from www.investor.alliancecapital.com. Either way, you'll have access to extensive Alliance fund data, answers to frequently asked questions, and financial planning tools and calculators.

* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


--------------------------------------------------------------------------------
30 o ALLIANCE BOND FUND QUALITY BOND PORTFOLIO

                                                              ------------------
                                                              BOARD OF DIRECTORS
                                                              ------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Kathleen A. Corbet, Senior Vice President
Wayne D. Lyski, Senior Vice President
Paul J. DeNoon, Senior Vice President
Matthew Bloom, Vice President
F. Jeanne Goetz, Vice President
Sean Kelleher, Vice President
Jeffrey S. Phlegar, Vice President
Edmund P. Bergan, Jr., Secretary
Andrew L. Gangolf, Assistant Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Custodian

State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110

Principal Underwriter

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent

Alliance Global Investor Services, Inc
Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free (800) 221-5672

Independent Auditors

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

(1) Member of the Audit Committee.


--------------------------------------------------------------------------------
                                  ALLIANCE BOND FUND QUALITY BOND PORTFOLIO o 31

--------------------------------
ALLIANCE CAPITAL FAMILY OF FUNDS
--------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

Domestic Equity Funds

Growth & Income Fund
Growth Fund
Health Care Fund
Mid-Cap Growth Fund*
Premier Growth Fund
Quasar Fund
Technology Fund

Global & International Equity Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
The Korean Investment Fund
New Europe Fund
Worldwide Privatization Fund

AllianceBernstein Value Funds

Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Asset Allocation Funds

Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Fixed Income Funds

Americas Government Income Trust**
Corporate Bond Portfolio
Emerging Market Debt Fund***
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Closed-End Funds

All-Market Advantage Fund
The Austria Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.

* The Alliance Fund changed its name to Alliance Mid-Cap Growth Fund on February 1, 2002.

** Alliance North American Government Income Trust will change its name to Alliance Americas Government Income Trust on March 1, 2002.

*** Alliance Global Dollar Government Fund will change its name to Alliance Emerging Market Debt Fund on March 1, 2002.


--------------------------------------------------------------------------------
32 o ALLIANCE BOND FUND QUALITY BOND PORTFOLIO

Alliance Bond Fund Quality Bond Portfolio
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

Alliance Capital [LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

QBPSR1201